SCHEDULE 14A INFORMATION
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VALUE LINE, INC.
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4)	Proposed maximum aggregate value of transaction:

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VALUE LINE, INC.

220 East 42nd Street
New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of the Shareholders of Value Line, Inc. (the “Company”) will be held on October 10, 2005, at 10:00 a.m. at the offices of Value Line Distribution Center, Inc., 125 East Union Avenue, East Rutherford, NJ 07073-2123 for the following purposes:

1.	To elect directors of Value Line, Inc.; and

2.	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on September 22, 2005 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided or by casting your vote in person at the meeting.

By order of the Board of Directors HOWARD A. BRECHER, Vice President and Secretary

New York, New York
September 27, 2005

VALUE LINE, INC.

220 East 42nd Street
New York, New York 10017

ANNUAL MEETING OF SHAREHOLDERS — OCTOBER 10, 2005

PROXY STATEMENT

The following information is furnished to each shareholder in connection with the foregoing Notice of Annual Meeting of Shareholders of Value Line, Inc. (the “Company”) to be held on October 10, 2005. The enclosed proxy is for use at the meeting and any adjournments thereof. This Proxy Statement and the form of proxy are being mailed to shareholders on or about September 27, 2005.

The enclosed proxy is being solicited by and on behalf of the Board of Directors of the Company. A proxy executed on the enclosed form may be revoked by the shareholder at any time before the shares are voted by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. The shares represented by all proxies which are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted for the election of the Board’s nominees as Directors and in the best judgment of the proxies upon such other matters as may properly come before the meeting.

The expense in connection with the solicitation of proxies will be borne by the Company.

Only holders of Common Stock of record at the close of business on September 22, 2005 will be entitled to vote at the meeting. On that date, there were 9,981,600 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

Under the New York Business Corporation Law (the “BCL”) and the Company’s By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on a particular matter is necessary to constitute a quorum of shareholders to take action at the Annual Meeting with respect to such matter. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any particular matter. Once a quorum of the shareholders is established, under the BCL and the Company’s By-Laws, the nominees standing for election as directors will be elected by a plurality of the votes cast and each other matter will be decided by a majority of the votes cast on the matter, except as otherwise provided by law or the Company’s Certificate of Incorporation or By-Laws. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the nominees standing for election as directors have been elected and whether each other matter has been approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 22, 2005 as to shares of the Company’s Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.

Name and Address	Number of Shares	Percentage of Shares
of Beneficial Owner	Beneficially Owned	Beneficially Owned (1)
Arnold Bernhard & Co., Inc.(1)	8,631,032	86.47%
220 East 42nd Street
New York, NY 10017

(1)	Jean Bernhard Buttner, Chairman of the Board, President and Chief Executive Officer of the Company, owns all of the outstanding voting stock of Arnold Bernhard & Co., Inc.

The following table sets forth information as of August 31, 2005 with respect to shares of the Company’s Common Stock owned by each nominee for director of the Company, by each executive officer listed in the Summary Compensation Table and by all executive officers and directors as a group.

Name and Address	Number of Shares		Percentage of Shares
of Beneficial Owner	Beneficially Owned		Beneficially Owned (1)
Jean Bernhard Buttner	100	(1)	*
Edgar A. Buttner	100		*
Harold Bernard, Jr.	452		*
Herbert Pardes	100		*
Edward J. Shanahan	100		*
Samuel Eisenstadt	100		*
David T. Henigson	150		*
Howard A. Brecher	200		*
Stephen R. Anastasio	100		*
All directors and executive officers
as a group (10 persons)	1,402	(1)	*

*	Less than one percent
(1)	Excludes 8,631,032 shares (86.47% of the outstanding shares) owned by Arnold Bernhard & Co., Inc.

ELECTION OF DIRECTORS

During the fiscal year ended April 30, 2005, there were four meetings of the Board of Directors. Each director attended at least 75% of the meetings held during the year of the Board of Directors and of each committee on which he or she served, except that Edward J. Shanahan, who became a director in October 2004, attended two of the three meetings of the Board of Directors held after he joined the Board of Directors. The Company does not have a policy on attendance by directors at the Company’s Annual Meeting.

The Board of Directors has established an Audit Committee which consists of Harold Bernard, Jr., Herbert Pardes, M.D. and Edward J. Shanahan. All members of the Audit Committee are independent, as independence for audit committee members is defined in the NASDAQ Stock Market’s listing standards. The Committee held two meetings during the year ended April 30, 2005 to discuss audit and financial reporting matters with both management and the Company’s independent public accountants.

The Board of Directors has determined that no member of the Audit Committee is an “audit committee financial expert” (as defined in the rules and regulations of the Securities and Exchange Commission). The current members of the Audit Committee, except Edward J. Shanahan, have each served on the Audit Committee for a minimum of four years and the Board of Directors believes that the experience and financial sophistication of the members of the Audit Committee are sufficient to permit the members of the Audit Committee to fulfill the duties and responsibilities of the Audit Committee. All members of the Audit Committee meet the Nasdaq Stock Market’s audit committee financial sophistication requirements. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to the Company’s proxy statement for the 2004 Annual Meeting of Shareholders as Appendix A.

The Board of Directors has also established a Compensation Committee consisting of Edward J. Shanahan, Howard A. Brecher and David T. Henigson. The Committee held its annual meeting following the close of the 2005 fiscal year to discuss the compensation of the Chief Executive Officer.

The Company does not have a standing nominating committee and there is no written charter governing the nomination process. Nominations are made by the Board of Directors. The Board feels it is appropriate for the full Board to serve this function because the Company has a relatively small Board, making action by committee members unnecessary for purposes of managing nominations.

The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by shareholders in selecting Board nominees.

To be considered in the Board’s selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least thirty (30) (but not more than sixty (60)) days prior to the shareholders’ meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided that if less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company as provided herein not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or the day on which public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such persons that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company’s books, of such shareholder proposing such nomination and any other shareholders known by such shareholder to be supporting such nomination, and (ii) the class and number of shares which are beneficially owned by such shareholder. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board also believes potential directors should possess knowledge and experience suitable to the business activities in which the Company and its subsidiaries engage.

Any shareholder or other interested party who desires to communicate with any director may do so by writing the director, c/o Value Line, Inc., 220 East 42nd Street, New York, NY 10017.

A director who is also an employee of the Company receives no compensation for his service on the Board in addition to that compensation which he receives as an employee. For fiscal 2005, a director who was not an employee of the Company was paid a director’s fee of $3,000 per year plus $1,750 for each Board meeting attended and $2,500 for each Audit Committee meeting attended.

Although the Nasdaq National Market System listing requirements generally require that a majority of the board of directors be comprised of independent directors, there is an exemption for “controlled companies”, which are companies of which more than 50% of the voting power is held by an individual, a group or another company. Because Arnold Bernhard & Co., Inc. owns 86.47% of the outstanding stock of the Company, the Company is a “controlled company” and is not subject to this requirement.

Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

Director
Nominee, Age as of September 27, 2005 and Principal Occupation	Since

Jean Bernhard Buttner* (70). Chairman of the Board, President, and Chief Executive and	1982
Operating Officer of the Company and Arnold Bernhard & Co., Inc.; Chairman of the Board
and President and Director or Trustee of each of the 14 Value Line Funds. Mrs. Buttner is the mother of Dr. Edgar A. Buttner and a cousin of Harold Bernard, Jr.

Harold Bernard, Jr. (74). Attorney-at-law. Retired Administrative Law Judge, National Labor	1982
Relations Board. Director of Arnold Bernhard & Co., Inc. Judge Bernard is a cousin of
Dr. Edgar A. Buttner.

Dr. Edgar A. Buttner (43). Postdoctoral Fellow, Harvard University since 2003; Research	2003
Associate, McLean Hospital, 2002-2003; Postdoctoral Fellow, Massachusetts Institute of
Technology, 1997-2001. Director of Arnold Bernhard & Co., Inc. since 2003.

Samuel Eisenstadt (83). Senior Vice President and Research Chairman of the Company.	1982

Howard A. Brecher* (51). Vice President of the Company since 1996 and Secretary since	1992
1992; Secretary, Treasurer and General Counsel of Arnold Bernhard & Co., Inc. since 1991,
Director since 1992 and Vice President since 1994.

David T. Henigson* (48). Vice President of the Company since 1992 and Director of Internal	1992
Audit and Treasurer from 1988 and 1994 respectively, to June 2005; Director of Compliance of the Company since 1988; Vice President of each of the 14 Value Line Funds since 1992,
Secretary since 1994 and Treasurer from 1994 to September 2005; Chief Compliance Officer of the Value Line Funds since 2004; Vice President and Director of Arnold Bernhard & Co.,
Inc. since 1992.

Dr. Herbert Pardes (71). President and CEO of New York-Presbyterian Hospital since 2000;	2000
Vice President for Health Sciences and Dean of the Faculty of Medicine at the College of
Physicians & Surgeons of Columbia University (1989-2000).

Edward J. Shanahan (62). President and Headmaster, Choate Rosemary Hall (boarding	2004
school); Director, Foundation for Greater Opportunity (not-for-profit charter school).

*	Member of the Executive Committee.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended April 30, 2005, 2004 and 2003 of the chief executive officer of the Company and each of the other executive officers of the Company who were serving at April 30, 2005.

Name and	Fiscal	Annual Compensation		All Other Compensation
Principal Position	Year	Salary ($)	Bonus (a)($)	(b)($)

Jean B. Buttner	2005	917,286	—	18,086
Chairman of the Board and	2004	917,286	—	16,814
Chief Executive Officer	2003	898,419	—	16,017

Samuel Eisenstadt	2005	138,900	125,000	14,571
Senior Vice President and	2004	138,900	125,000	13,890
Research Chairman	2003	138,900	122,917	13,547

David T. Henigson	2005	111,175	207,500	11,662
Vice President	2004	100,000	415,000	10,000
	2003	100,000	415,000	9,800

Howard A. Brecher	2005	50,000	400,000	5,245
Vice President	2004	50,000	400,000	5,000
	2003	50,000	375,000	4,900

Stephen R. Anastasio	2005	100,000	58,800	10,247
Chief Financial Officer	2004	100,000	120,000	10,000
	2003	100,000	120,000	9,800

(a)	A portion of the bonuses are contingent upon future employment.

(b)
Employees of the Company are members of the Profit Sharing and Savings Plan (the “Plan”). The Plan provides for a discretionary annual contribution out of net operating income which is (subject to legal limitations) proportionate to the salaries of eligible employees. The Company’s contribution expense was $1,082,000 for the year ended April 30, 2005. Each employee’s interest in the Plan is invested in such proportions as the employee may elect in shares of one or more of the mutual funds which are available for investment by plan participants, for which the Company acts as investment adviser. Distributions under the Plan vest in accordance with a schedule based upon the employee’s length of service and are payable upon request at the time of the employee’s retirement, death, total disability, or termination of employment.

Certain Relationships and Related Transactions

Arnold Bernhard & Co., Inc. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The Company and Arnold Bernhard & Co., Inc. allocate costs for office space, equipment and supplies and support staff pursuant to a servicing and reimbursement arrangement. During the years ended April 30, 2005, 2004, and 2003, the Company was reimbursed $689,000, $489,000 and $527,000, respectively, for payments it made on behalf of and services it provided to Arnold Bernhard & Co., Inc. For the years ended April 30, 2005, 2004, and 2003, the Company made payments to Arnold Bernhard & Co., Inc. for federal income taxes amounting to $12,115,000, $10,650,000 and $9,500,000, respectively. In addition, a tax-sharing arrangement allocates the tax liabilities of the two companies between them. The Company pays to Arnold Bernhard & Co., Inc. an amount equal to the Company’s liability as if it filed separate tax returns.

The Company acts as investment adviser and manager for fourteen open-ended investment companies, the Value Line Family of Funds. The Company earns investment management fees based upon the average daily net asset values of the respective funds. Effective July 1, 2000, the Company received service and distribution fees under rule 12b-1 of the Investment Company Act of 1940 from twelve of the fourteen mutual funds for which Value Line is the adviser. Effective September 18, 2002, the Company began receiving service and distribution fees under rule 12b-1 from the remaining two funds, for which the Company is the adviser. The Company also earned brokerage commission income on securities transactions executed by Value Line Securities, Inc. on behalf of the funds that were cleared on a fully disclosed basis through non-affiliated brokers, who received a portion of the gross commission. Pending a review of effecting trades for the Value Line Funds, Value Line Securities, Inc. in November 2004 suspended effectuation of trades through Value Line Securities, Inc. for any of the Value Line Funds. For the years ended April 30, 2005, 2004, and 2003, investment management fees, service and distribution fees and brokerage commission income amounted to $30,206,000, $30,851,000 and $28,022,000, respectively. These amounts include service and distribution fees of $9,609,000, $9,638,000, and $7,968,000, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of Forms 3,4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareowners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of the copies of such forms that it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with applicable SEC filing requirements during fiscal 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the three independent directors named below. The Committee has adopted a written charter which has been approved by the Board of Directors of the Company. The Committee has reviewed and discussed Value Line’s audited 2005 financial statements with management. The Committee has discussed with Horowitz & Ullmann, P.C., the Company’s outside independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committee). The Committee has received from Horowitz & Ullmann, P.C., the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with Horowitz & Ullmann, P.C its independence and has considered whether the provision by Horowitz & Ullmann, P.C. of non-audit services is compatible with maintaining its independence.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements certified by Horowitz & Ullmann, P.C. be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2005 for filing with the Securities and Exchange Commission.

Harold Bernard, Jr.
Herbert Pardes, M.D.
Edward J. Shanahan

Audit and Non-Audit Fees

For the fiscal years ended April 30, 2005 and 2004, fees for services provided by Horowitz & Ullmann, P.C., were as follows:

	2005	2004
Audit fees	$129,450	$125,625
Audit-related fees	51,790	31,360
Tax fees	89,430	93,840
All other fees	0	0

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors and monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors and fees charged.

COMPENSATION COMMITTEE REPORT

The Company’s executive compensation program is intended to support the Company’s attraction and retention of capable and experienced executives, to promote successful divisional and corporate performance and to compensate appropriately executives who contribute to the operations and long-term profitability of the Company. The following guidelines have been established to carry out this policy:

(a)	Base salaries and bonuses should be maintained at levels consistent with competitive market compensation; and

(b)	A portion of the executive compensation should reflect the performance of the Company and the individual.

The Company’s compensation program is comprised of two main components: Base Salary and Incentive Compensation (Bonus).

Base Salary

Base salaries for the Company’s executives take into account the compensation policies of similar companies engaged in the business of publishing or investment management, as applicable. The Committee believes that the base salary levels as established are reasonable and competitive and necessary to attract and retain key employees.

Annual Incentive Compensation Plan

Bonus payments are awarded to executives based upon competitive conditions, individual performance and the success of the Company. The performance of the Company and its departments and attainment of individual goals and objectives are given approximately equal weighting in determining bonuses paid to executive officers. The Company’s compensation approach takes into account a full range of the criteria important to the Company’s long-term strategies, rather than relying on inflexible numerical performance targets.

Chief Executive Officer Compensation For Fiscal 2005

In reviewing the Chief Executive Officer’s performance during the past year, the Compensation Committee took note of the Company’s success in several financial and other measures, such as return on assets and equity, and the outstanding results recorded by several of the Company’s mutual funds. Net income and earnings per share increased over the 2004 results, as did revenue. Total three-year shareholder return through the end of fiscal 2005 was approximately 8% per annum. Licensing revenues are growing strongly with the offering of additional funds.

The Company’s consultants, Pearl Meyer & Partners, did a statistical analysis of both Mrs. Buttner’s salary and the financial performance of the Company in comparison with performance and compensation at a peer group of other corporations in the publishing and investment management industries developed by the consultants listed on page 11. The Pearl Meyer firm also reviewed CEO compensation in relation to a wider group of financial services firms generally comparable in size to the Company. The Pearl Meyer firm observed that although Value Line was not among the larger companies in the peer group, its return on sales, equity and assets ranked high in the peer group.

The Committee noted Mrs. Buttner’s personal leadership contributions in guiding the Company to growth during a period of continuing challenge for the financial services industry. The Pearl Meyer firm concluded that a discretionary bonus of about $200,000 would be appropriate.

The Pearl Meyer firm commented that the CEO’s compensation ranked at the top 11th percentile of cash compensation. When stock option compensation awarded to many of the CEO’s of the peer group companies — but not awarded by Value Line to its CEO, because of her already substantial ownership interest in the Company’s parent corporation — is taken into account, Mrs. Buttner’s compensation this year ranks at approximately the bottom 10th percentile among the peer group.

Despite her impressive achievements and leadership as Chief Executive, Mrs. Buttner requested that no bonus be paid to her this year in view of the highly competitive environment faced by the Company and the continuing volatile market environment. The Committee thought it inappropriate to further pursue consideration of a bonus in light of this request.

COMPENSATION COMMITTEE Edward J. Shanahan Howard A. Brecher David T. Henigson

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The names of the members of the Compensation Committee during the fiscal year ended April 30, 2005 are set forth above. During such fiscal year, each of Howard A. Brecher and David T. Henigson served as an officer and director of the Company and each of its subsidiaries. Each of such individuals also served as an officer and director of Arnold Bernhard & Co., Inc. Certain relationships between the Company and Arnold Bernhard & Co., Inc. are described above under “Certain Relationships and Related Transactions.”

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
Value Line, Inc., Russell 2000 Index And Peer Group
(Performance Results Through 4/30/05)

Value Line, Inc.	$100.00	$117.44	$142.58	$149.48	$200.37	$175.54
Russell 2000 Index	$100.00	$94.62	$99.56	$77.73	$109.14	$112.96
Peer Group	$100.00	$139.71	$163.35	$140.83	$170.92	$180.47

Assumes $100 invested at the close of trading 4/30/00 in Value Line, Inc. common stock, Russell 2000 Index, and Peer Group.

*	Cumulative total return assumes reinvestment of dividends.

The Peer Group is comprised of the following companies:
BKF Capital Group, Inc.	Federated Investors Inc.	Lee Enterprises, Inc.
Courier Corp.	Nuveen Investments Inc.	Thomas Nelson Inc.
Eaton Vance Corp.	John Wiley & Son, Inc.	Waddell & Reed Financial Inc.

The Peer Group that was used in the Comparison of Five-Year Cumulative Total Return table in the Proxy Statement for the Company’s 2004 Annual Meeting of Shareholders included Information Holdings Inc. The common stock of Information Holdings, Inc. ceased to be publicly traded and the Peer Group performance for the entire five-year period was recomputed to exclude Information Holdings Inc. for the entire period.

The Compensation Committee Report, the Report of the Audit Committee and the Comparative Five-Year Total Return graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C of the Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The independent certified public accountants selected by the Board of Directors to audit the Company’s books and records for the 2006 fiscal year are the firm of Horowitz & Ullmann, P.C., which firm also audited the Company’s books and records for the fiscal year ended April 30, 2005. It is expected that a representative of Horowitz & Ullmann, P.C. will be present at the Annual Meeting. The representative of Horowitz & Ullmann, P.C. will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate shareholder questions.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Shareholder proposals intended for presentation at the next Annual Meeting of Shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 30, 2006. The Company’s By-Laws contain other procedures for proposals to be properly brought before an annual meeting of shareholders. To be timely, a shareholder must have given written notice of a proposal to the Chairman of the Board of Directors with a copy to the Secretary and such notice must be received at the principal executive offices of the Company not less than thirty nor more than sixty days prior to the scheduled annual meeting; provided, however, that if less than forty days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such shareholder’s notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder on the date of such shareholder notice and (iv) any material interest of the shareholder in such proposal.

FORM 10-K ANNUAL REPORT

Any shareholder who desires a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2005 filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary of the Company at 220 East 42nd Street, New York, New York 10017. Exhibits may also be requested, at a charge equal to the reproduction and mailing costs.

GENERAL

The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if any other business is properly brought before the meeting, it is the intention of the persons directed to vote the shareholders’ stock to vote such stock in accordance with their best judgment.

The Company is mailing its Annual Report for the fiscal year ended April 30, 2005 to shareholders together with this Proxy Statement.

P R O X Y

VALUE LINE, INC.
220 EAST 42ND STREET
NEW YORK, NY 10017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes and directs Howard A. Brecher and David T. Henigson and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Stockholders of VALUE LINE, INC. on October 10, 2005, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

(CONTINUED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

^FOLD AND DETACH HERE^

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF NOMINEES AS DIRECTORS.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1. ELECTION OF NOMINEES AS DIRECTORS:		01 H. Bernard, Jr., 02 H.A. Brecher, 03 E. Buttner, 04 J. Buttner, 05 S. Eisenstadt, 06 D.T. Henigson, 07 H.Pardes and 08 E. Shanahan
FOR all nominees listed to the right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below)
☐	☐

Please sign exactly as your name appears to the left. When signing as Trustee, Executor, Administrator, or Officer of a corporation, give title as such.

Dated:________________________________, 2005

Signature

Signature if owned jointly

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

^FOLD AND DETACH HERE^